EXHIBIT 10.12


                       ZIM TECHNOLOGIES INTERNATIONAL INC.
                                OPTION AGREEMENT
THIS AGREEMENT made as of the _________ day of __________, ___________

         BETWEEN: ZIM TECHNOLOGIES INTERNATIONAL INC., a corporation incorporated under the laws of Canada and having its registered office at 20 Colonnade Road, in the City of Ottawa I the Province of Ontario

                  (hereinafter called the "Corporation")
                                                               OF THE FIRST PART
                  -and-
                  _________________, and individual residing at
                  _____________________________, in the City of Ottawa,
                  in the Province of Ontario

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

         WHEREAS the Optionee is a member of the Board of Directors of the Corporation;

         AND WHEREAS the Corporation wishes to offer the Optionee the opportunity to purchase up to an aggregate of ________Common Shares in the capital of the Corporation pursuant to the terms of this Agreement;
         AND WHEREAS the granting of an option to the Optionee on the terms and conditions hereinafter set forth has been duly authorized by the Corporation;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of two dollars ($2.00) now paid by the Optionee to the Corporation (the receipt whereof is hereby acknowledged by the Corporation), it is agreed by and between the parties hereto as follows:
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1. In this Agreement, the term "share" or "shares" shall mean, as the case may be, one or more Common Shares in the capital of the Corporation as constituted at the date of this Agreement.

2. The Corporation hereby grants to the Optionee, subject to the terms and conditions hereinafter set out, an irrevocable option (hereinafter called the "option") to purchase __________ shares of the Corporation (the said shares being hereinafter called the "optioned shares"), at the price of CDN $_____ per optioned share.

3. The Optionee shall, subject to the terms and conditions hereinafter set out, have the right to immediately exercise the option with respect to all or any portion of the optioned shares. Notwithstanding any of the foregoing, at the close of business on ___________, (hereinafter called the "expiry date"), the option shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the optioned shares in respect of which such option has not been previously exercised.

4. In the event of the death of the Optionee, the option may be exercised by the Optionee's heirs, executors, administrators or personal legal representatives, as applicable, in the same manner and to the same extent it could have been exercised on the date of the Optionee's death under the provisions of Section 3 hereof at any time up to and including, but not after, a date ninety (90) days after the date of the death of the Optionee or prior to the close of business on the expiry date, as applicable, whichever is the earlier.

5. (a) Subject to the provisions of Sections 3, 4, and 11 hereof, the options shall be exercisable as aforesaid by the Optionee, giving a notice, in the form attached hereto as Schedule "A" and delivered to the Corporation, which notice shall specify therein that the Optionee wishes to exercise the option and indicate the number of optioned shares with respect to which the option is being exercised. Such notice shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for the number of optioned shares with respect to which the option is being exercised. Upon receiving any such notice of exercise of option and payment as aforesaid, the Corporation shall forthwith, deliver to the Optionee, within twenty (20) days following receipt by the Corporation of any such notice of exercise of option, a copy of the certificate or certificates in the name of the Optionee or as the Optionee may otherwise direct representing such number of the optioned shares as is indicated in the notice of exercise of option. The Corporation shall retain the original certificate or certificates representing such optioned shares.

        (b) The option hereby granted shall be deemed to have been exercised with respect to the number of shares specified in such notice on the date that payment of the purchase price for such number of optioned shares together with the notice of exercise is received by the Corporation.

6. Nothing herein contained or done pursuant hereto shall obligate the Optionee to purchase and/or pay for any optioned shares except those optioned shares in respect of which the Optionee shall have exercised his option to purchase hereunder in the manner hereinbefore provided.

7. (A) IN THE EVENT OF ANY SUB-DIVISION, RE-DIVISION OR CHANGE OF THE SHARES OF THE CORPORATION AT ANY TIME PRIOR TO AN EXPIRY DATE INTO A GREATER NUMBER OF SHARES, THE CORPORATION SHALL DELIVER AT THE TIME OF ANY EXERCISE THEREAFTER OF THE OPTION SUCH ADDITIONAL NUMBER OF SHARES AS WOULD HAVE RESULTED FROM SUCH SUB-DIVISION, RE-DIVISION OR CHANGE IF SUCH EXERCISE OF THE OPTION HAD BEEN PRIOR TO THE DATE OF SUCH SUB-DIVISION, RE-DIVISION OR CHANGE, PROVIDED THAT NO FRACTIONAL SHARES SHALL BE ISSUED PURSUANT TO AN EXERCISE OF THE OPTION.

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(b) In the event of any consolidation or change of the shares of the Corporation at any time prior to an expiry date into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option had been prior to the date of such consolidation or change, provided that no fractional shares shall be issued pursuant to an exercise of the option.

8. In the event of the proposed dissolution, liquidation or winding-up of the Corporation, to the extent that the Optionee's option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that the Optionee's option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his option as to all or any part of the optioned shares, including shares as to which the option would not otherwise be exercisable.

9. If, at any time, when the option remains unexercised with respect to any optioned shares, the Board authorizes the Corporation to make a public offering of its securities, the Board may, in its sole discretion, (a) permit the Optionee to exercise its option in respect of all or any of the optioned shares in respect of which the option has not been previously exercised, at any time until a date which shall be specified by the Board and (b) require the acceleration of the time for the exercise of the option and of the time for the fulfillment of any conditions or restrictions on such exercise.

10. The Optionee shall have no rights whatsoever, as a shareholder, in respect of any of the optioned shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of optioned shares in respect of which the Optionee shall have exercised his option to purchase in accordance with all of the terms and conditions hereunder and which the Optionee shall have actually taken up and paid for.

11. The Optionee acknowledges and agrees that the option shall be administered by the Board, and that the Board shall have full and final authority to make such decisions and determinations as may be necessary with respect to the administration of the option. The Optionee agrees that any decisions or determinations made by the Board with respect to the Plan or the option shall be final, binding and conclusive for all purposes.

12. The Optionee acknowledges and agrees that the option and the optioned shares are subject to the terms and conditions of the minority holders agreement (the "Minority Holders Agreement") delivered herewith.

13. Any notices required under the option shall be in writing and given by personal delivery or by ordinary pre-paid mail to the recipient as follows:

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         to the Corporation at:
         20 Colonnade Road, Suite 200
         Ottawa, Ontario
         K2E 7M6
         Attention:        Board of Directors
         and to the Optionee at:

         _____________________________(Street)
         _____________________________(City, Prov)
         _____________________________(Postal Code)


         (b) Any notice given by personal delivery or by ordinary pre-paid mail shall be conclusively deemed to have been given on the day of receipt thereof by the recipient.

14. Time shall be of the essence of this Agreement.

15. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Optionee and his or its successors, assigns, heirs, executors, administrators or legal personal representatives, as applicable. This Agreement shall not be assignable or transferable by the Optionee, except with the prior written consent of the Corporation..

16. Words importing gender shall include the masculine, feminine and neuter genders. Words importing the singular include the plural and vice versa.

17. EXCEPT FOR THE MINORITY HOLDER AGREEMENT, THIS AGREEMENT CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE CORPORATION AND THE OPTIONEE PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, BETWEEN THE CORPORATION AND THE OPTIONEE PERTAINING TO THE SUBJECT MATTER HEREOF.

18. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be deemed to have been made in the said Province.

19. This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Any party may execute this agreement by facsimile.


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         IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.

DATED as of this ________ day of _______________, _____________.

                                             ZIM TECHNOLOGIES
                                             INTERNATIONAL INC.

                                             By: /s/ Marinus Wins
                                             ------------------------------

                                             Title:  CFO
                                             ------------------------------




Signature of Optionee:
                                            ------------------------------


                                            ------------------------------


                                            Please print name
                                            ------------------------------


                                            Address
                                            ------------------------------





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                                           SCHEDULE"A"

[DATE]

ZIM Technologies International Inc.
20 Colonnade Road, Suite 200
Ottawa, Ontario
K2E 7M6


Dear Sir:

                                Re: Stock Option

                  Please be advised that the undersigned ____________________, being the holder of an option to purchase ____________ Common Shares of ZIM Technologies International Inc. (the "Corporation"), hereby exercise her option to purchase ________ of such Common Shares (the "Shares") of the Corporation at an exercise price of Cdn _____per Share. The undersigned encloses a cheque payable to the Corporation for $__________ representing the full purchase price for the Shares. The undersigned hereby confirms that the Shares shall be bound by and subject to the Minority Holders Agreement entered into on and as of the date of the grant of the said options Please arrange for delivery to the undersigned of a copy of the certificate representing the Shares of the. Corporation registered as follows:


Name in which certificate is to be registered



-------------------------------------------------
(STREET ADDRESS)


-------------------------------------------------
 (City, Province)


-------------------------------------------------
 (Postal Code)


Yours very truly,